UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 20, 2012

EXCEL TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34698	27-1493212
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17140 Bernardo Center Drive, Suite 300

San Diego, California 92128

(Address of Principal Executive Offices, Including Zip Code)

(858) 613-1800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 20, 2012, Excel Trust, Inc. (the “Company”) entered into an underwriting agreement with Wells Fargo Securities, LLC, Raymond James & Associates, Inc. and UBS Securities LLC, as representatives of the underwriters (the “Underwriters”), pursuant to which the Company agreed to issue and sell 3,680,000 shares of the Company’s 8.125% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”), with a liquidation preference of $25.00 per share, including 480,000 shares of Series B Preferred Stock being issued and sold pursuant to the Underwriters’ exercise in full of their overallotment option on January 24, 2012. The offering is expected to close on January 31, 2012, subject to customary closing conditions.

The Company estimates that the net proceeds of the offering, after deducting underwriting discounts and other estimated offering expenses, will be approximately $88.9 million. The Company intends to contribute the net proceeds of the offering to its operating partnership subsidiary, Excel Trust, L.P. (the “Operating Partnership”). The Operating Partnership intends to subsequently use the net proceeds of the offering to repay the outstanding indebtedness under its unsecured revolving credit facility, for future acquisitions and for other general corporate and working capital purposes.

The offering was made pursuant to a shelf registration statement declared effective by the Securities and Exchange Commission on June 14, 2011 (File No. 333-174020), a base prospectus, dated June 14, 2011, included as part of the registration statement, and a prospectus supplement, dated January 20, 2012, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. The Company is filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of Ballard Spahr LLP regarding certain matters of Maryland law, including the validity of the shares of Series B Preferred Stock to be issued and sold in the offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of January 20, 2012, among the Company, Excel Trust, L.P. and Wells Fargo Securities, LLC, Raymond James & Associates, Inc. and UBS Securities LLC, as representatives of the Underwriters

5.1	Opinion of Ballard Spahr LLP

23.1	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.1 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2012	Excel Trust, Inc.

	By:	/s/ James Y. Nakagawa
James Y. Nakagawa
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of January 20, 2012, among the Company, Excel Trust, L.P. and Wells Fargo Securities, LLC, Raymond James & Associates, Inc. and UBS Securities LLC, as representatives of the Underwriters

5.1	Opinion of Ballard Spahr LLP

23.1	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.1 hereto)